                                                                     EXHIBIT 1.1


FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1998-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PAYMENT SUMMARY
COLLECTION PERIOD ENDED SEPTEMBER 1, 1999



Available Amount to Note Holders:                                                            7,980,595.00

Disbursements from Collection Account: Section 3.04(b) of the Indenture

(i)     Initial Unpaid Amounts inadvertently deposited in Collection Account                      --
(ii)    Indemnity Payments paid inadvertently deposited in Collection Account                     --
(iii)   Aggregate of:
          (a) Unreimbursed Servicer Advances                                                     9,848.46
          (b) Servicer Fees from current and prior Collection Period                            88,268.36
          (c) Servicing Charges inadvertently deposited in Collection Account                     --
(iv)    Premium Amount due on Payment Date and unpaid Premium Amounts                           22,547.25
(v)     Indenture Trustee Fee due on Payment Date and unpaid Indenture Trustee Fees                416.67
(vi)    Reimbursable Trustee Expenses pre 7.07(a)(ii)                                             --
(vii)   Class A-1 through A-4 Note Interest on a pari passu basis:
          Class A-1 Note Interest                                                               75,131.74
          Class A-2 Note Interest                                                              246,395.18
          Class A-3 Note Interest                                                              238,484.95
          Class A-4 Note Interest                                                              331,522.69
(viii)  Class B-1 Note Interest                                                                 25,698.27
(ix)    Class B-2 Note Interest                                                                 16,647.85
(x)     Class B-3 Note Interest                                                                 21,854.03
(xi)    Class A Base Principal Distribution Amount plus Class A Overdue Principal
          Class A-1 Principal Distribution Amount                                            6,547,914.64
          Class A-2 Principal Distribution Amount                                                 --
          Class A-3 Principal Distribution Amount                                                 --
          Class A-4 Principal Distribution Amount                                                 --
(xii)   Note Insuer Reimbursement Amount                                                          --
(xiii)  Class B-1 Base Principal Distribution Amount plus Class B-1 Overdue Principal          142,345.97
(xiv)   Class B-2 Base Principal Distribution Amount plus Class B-2 Overdue Principal           71,172.97
(xv)    Class B-3 Base Principal Distribution Amount plus Class B-3 Overdue Principal          142,345.97
(xvi)   Excess Indenture Trustee Expenses over those permitted by Section 7.07(a)(ii)             --
(xvii)  Other Amounts Due Servicer under Servicing Agreement                                      --
(xviii) Remaining Amount to Residual Holder                                                       --


        Reviewed By:



        -----------------------------------------------------------------------
        E. Roger Gebhart
        Senior Vice President & Treasurer

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1998-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - NOTE BALANCE ROLLFORWARD
COLLECTION PERIOD ENDED SEPTEMBER 1, 1999





                     Initial          Beginning           Base         Additional         Total            Ending          Ending
                    Principal         Principal         Principal       Principal       Principal        Principal      Certificate
  Class              Balance           Balance        Distribution    Distribution    Distribution        Balance         Factor
                  --------------   --------------     ------------    ------------   ------------     --------------     ---------
Class A-1          70,687,140.00    16,207,709.88     6,547,914.64        --         6,547,914.64       9,659,795.24     0.1366556
Class A-2          53,856,869.00    53,856,869.00               --        --               --          53,856,869.00     1.0000000
Class A-3          52,510,447.00    52,510,447.00               --        --               --          52,510,447.00     1.0000000
Class A-4          70,687,140.00    70,687,140.00               --        --               --          70,687,140.00     1.0000000
                  --------------   --------------     ------------    ------------   ------------     --------------     ---------
   Total Class A  247,741,596.00   193,262,165.88     6,547,914.64        --         6,547,914.64     186,714,251.24     0.7536653

Class B-1           5,385,687.00     4,201,351.53       142,345.97        --           142,345.97       4,059,005.56     0.7536653
Class B-2           2,692,843.00     2,100,675.38        71,172.97        --            71,172.97       2,029,502.40     0.7536653
Class B-3           5,385,687.00     4,201,351.54       142,345.97        --           142,345.97       4,059,005.56     0.7536653
                  --------------   --------------     ------------    ------------   ------------     --------------
Total             261,205,813.00   203,765,544.32     6,903,779.56        --         6,903,779.56     196,861,764.76

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1998-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED SEPTEMBER 1, 1999




AVAILABLE FUNDS
     Collection Account balance, as of August 31, 1999                                          2,954,871.31
     Investment earnings on amounts in Collection Account                                           2,903.29
     Payments due Collection Account from last 3 business days of Collection Period             1,858,556.23
     Additional contribution for terminated trade-ups and rebooked leases                               --
     Servicer Advance on current Determination Date                                             3,164,264.17
                                                                                                ------------
       Available Funds on Payment Date                                                          7,980,595.00
INITIAL UNPAID AMOUNTS INADVERTENTLY DEPOSITED IN COLLECTION ACCOUNT                                    --
                                                                                                ------------
  REMAINING AVAILABLE FUNDS                                                                     7,980,595.00
INDEMNITY PAYMENTS PAID INADVERTENTLY DEPOSITED IN COLLECTION ACCOUNT                                   --
                                                                                                ------------
  REMAINING AVAILABLE FUNDS                                                                     7,980,595.00
UNREIMBURSED SERVICER ADVANCES
     Unreimbursed Servicer Advances due                                                             9,848.46
     Unreimbursed Servicer Advances paid                                                            9,848.46
                                                                                                ------------
       Unreimbursed Servicer Advances remaining unpaid                                                  --
                                                                                                ------------
  REMAINING AVAILABLE FUNDS                                                                     7,970,746.54
SERVICER FEES
     Servicer Fees due                                                                             88,268.36
     Servicer Fees paid                                                                            88,268.36
                                                                                                ------------
       Servicer Fees remaining unpaid                                                                   --
                                                                                                ------------
  REMAINING AVAILABLE FUNDS                                                                     7,882,478.18
SERVICER CHARGES INADVERTENTLY DEPOSITED IN COLLECTION ACCOUNT                                          --
                                                                                                ------------
  REMAINING AVAILABLE FUNDS                                                                     7,882,478.18
PREMIUM AMOUNT
     Premium Amount due                                                                            22,547.25
     Premium Amount paid                                                                           22,547.25
                                                                                                ------------
     Premium Amount remaining unpaid                                                                    --
                                                                                                ------------
  REMAINING AVAILABLE FUNDS                                                                     7,859,930.92
INDENTURE TRUSTEE FEE DUE ON PAYMENT DATE AND UNPAID INDENTURE TRUSTEE FEES
     Indenture Trustee Fee due                                                                        416.67
     Indenture Trustee Fee paid                                                                       416.67
                                                                                                ------------
       Indenture Trustee Fee remaining unpaid                                                           --
                                                                                                ------------
REMAINING AVAILABLE FUNDS                                                                       7,859,514.26

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1998-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED SEPTEMBER 1, 1999




REIMBURSABLE TRUSTEE EXPENSES PER 7.07(a)(ii)
     Total Indenture Trustee Expenses due                                                        --
     Cap on Indenture Trustee Expenses per 7.07 (a)(ii)                                     75,000.00
                                                                                       --------------
     Total Indenture Trustee Expenses paid                                                       --
                                                                                       --------------
       Indenture Trustee Expenses unpaid                                                         --

  REMAINING AVAILABLE FUNDS                                                              7,859,514.26

CLASS A-1 THROUGH A-4 NOTE INTEREST ON A PARI PASSU BASIS:
     Class A-1 Note Interest                                                                75,131.74
     Class A-2 Note Interest                                                               246,395.18
     Class A-3 Note Interest                                                               238,484.95
     Class A-4 Note Interest                                                               331,522.69
                                                                                       --------------
       Total Class A Interest due                                                          891,534.55
                                                                                       --------------
  REMAINING AVAILABLE FUNDS                                                              6,967,979.71
CLASS B-1 NOTE INTEREST
     Class B-1 Note Interest due                                                            25,698.27
     Class B-1 Note Interest paid                                                           25,698.27
                                                                                       --------------
       Class B-1 Note Interest remaining unpaid                                                  --
                                                                                       --------------
  REMAINING AVAILABLE FUNDS                                                              6,942,281.44
CLASS B-2 NOTE INTEREST
     Class B-2 Note Interest due                                                            16,647.85
     Class B-2 Note Interest paid                                                           16,647.85
                                                                                       --------------
       Class B-2 Note Interest remaining unpaid                                                  --
                                                                                       --------------
  REMAINING AVAILABLE FUNDS                                                              6,925,633.59
CLASS B-3 NOTE INTEREST
     Class B-3 Note Interest due                                                            21,854.03
     Class B-3 Note Interest paid                                                           21,854.03
                                                                                       --------------
       Class B-3 Note Interest remaining unpaid                                                  --
                                                                                       --------------
  REMAINING AVAILABLE FUNDS                                                              6,903,779.56
CLASS A BASE PRINCIPAL DISTRIBUTION
     Class A Base Principal Distribution Amount due                                      6,547,914.64
     Class A Note Principal Balance as of preceding Payment Date                       193,262,165.88
                                                                                       --------------
     Class A Base Principal Distribution Amount paid                                     6,547,914.64
                                                                                       --------------
       Class A Base Principal Distribution Amount remaining unpaid                               --

     Class A-1 Note Principal Balance as of preceding Payment Date                      16,207,709.88
     Class A-1 Base Principal Distribution Amount paid                                   6,547,914.64
                                                                                       --------------
       Class A-1 Note Principal Balance after distribution on Payment Date               9,659,795.24
                                                                                       --------------

     Remaining Class A Base Principal Distribution Amount                                        --
                                                                                       --------------

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1998-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED SEPTEMBER 1, 1999



     Class A-2 Note Principal Balance as of preceding Payment Date                   53,856,869.00
     Class A-2 Base Principal Distribution Amount paid                                        --
                                                                                     -------------
       Class A-2 Note Principal Balance after distribution on Payment Date           53,856,869.00

     Remaining Class A Base Principal Distribution Amount                                     --
                                                                                     -------------

     Class A-3 Note Principal Balance as of preceding Payment Date                   52,510,447.00
     Class A-3 Base Principal Distribution Amount paid                                        --
                                                                                     -------------
       Class A-3 Note Principal Balance after distribution on Payment Date           52,510,447.00

     Remaining Class A Base Principal Distribution Amount                                     --
                                                                                     -------------

     Class A-4 Note Principal Balance as of preceding Payment Date                   70,687,140.00
     Class A-4 Base Principal Distribution Amount paid                                        --
                                                                                     -------------
       Class A-4 Note Principal Balance after distribution on Payment Date           70,687,140.00

  REMAINING AVAILABLE FUNDS                                                             355,864.92

NOTE INSURER REIMBURSEMENT AMOUNT
     Note Insuer Reimbursement Amount due                                                     --
     Note Insuer Reimbursement Amount paid                                                    --
                                                                                     -------------
     Note Insuer Reimbursement Amount remaining unpaid                                        --
  REMAINING AVAILABLE FUNDS                                                             355,864.92

CLASS B-1 BASE PRINCIPAL DISTRIBUTION
     Class B-1 Note Principal Balance as of preceding Payment Date                    4,201,351.53
     Class B-1 Base Principal Distribution due                                          142,345.97
     Class B-1 Base Principal Distribution paid                                         142,345.97
                                                                                     -------------
       Class B-1 Base Principal Distribution remaining unpaid                                 --
       Class B-1 Note Principal Balance after distribution on Payment Date            4,059,005.56

  REMAINING AVAILABLE FUNDS                                                             213,518.95

CLASS B-2 BASE PRINCIPAL DISTRIBUTION
     Class B-2 Note Principal Balance as of preceding Payment Date                    2,100,675.38
     Class B-2 Base Principal Distribution due                                           71,172.97
     Class B-2 Base Principal Distribution paid                                          71,172.97
                                                                                     -------------
       Class B-2 Base Principal Distribution remaining unpaid                                 --
       Class B-2 Note Principal Balance after distribution on Payment Date            2,029,502.40
  REMAINING AVAILABLE FUNDS                                                             142,345.97

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1998-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED SEPTEMBER 1, 1999



CLASS B-3 BASE PRINCIPAL DISTRIBUTION
     Class B-3 Note Principal Balance as of preceding Payment Date                    4,201,351.54
     Class B-3 Base Principal Distribution due                                          142,345.97
     Class B-3 Base Principal Distribution paid                                         142,345.97
                                                                                      ------------
       Class B-3 Base Principal Distribution remaining unpaid                                 0.00
       Class B-3 Note Principal Balance after distribution on Payment Date            4,059,005.56
  REMAINING AVAILABLE FUNDS                                                                   --
INDENTURE TRUSTEE EXPENSES IN EXCESS OF SECTION 7.07(A)(II)
     Indenture Trustee Expenses unpaid per above                                              --
     Remaining Indenture Trustee Expenses paid                                                --
                                                                                      ------------
       Remaining Indenture Trustee Expenses unpaid                                            --
  REMAINING AVAILABLE FUNDS                                                                   --
OTHER AMOUNTS DUE SERVICER UNDER SERVICING AGREEMENT
     Other Amounts Due Servicer under Servicing Agreement due                                 --
     Other Amounts Due Servicer under Servicing Agreement paid                                --
                                                                                      ------------
     Other Amounts Due Servicer under Servicing Agreement remaining unpaid                    --
  REMAINING AVAILABLE FUNDS                                                                   --
AMOUNT PAYABLE TO RESIDUAL HOLDER                                                             --

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1998-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - FEE CALCULATION
COLLECTION PERIOD ENDED SEPTEMBER 1, 1999

CALCULATION OF BASE PRINCIPAL AMOUNT
      ADCPB, beginning of Collection Period                                   211,844,074.32
      ADCPB, end of Collection Period                                         204,940,294.76
                                                                              --------------
      Base Principal Amount                                                     6,903,779.56

UNREIMBURSED SERVICING ADVANCES
      Unreimbursed Servicing Advances from previous Collection Period           4,397,567.10
      Servicing Advances collected during the current Collection Period         4,387,718.64
                                                                              --------------
      Unreimbursed Servicing Advances as of current Determination Date              9,848.46

CALCULATION OF INTEREST DUE


                  Beginning                           Current                          Total
                  Principal          Interest         Interest          Overdue       Interest
  Class            Balance             Rate             Due            Interest         Due
  -----         --------------       --------        ----------        --------       ---------
Class A-1        16,207,709.88        5.2150%         75,131.74           --           75,131.74
Class A-2        53,856,869.00        5.4900%        246,395.18           --          246,395.18
Class A-3        52,510,447.00        5.4500%        238,484.95           --          238,484.95
Class A-4        70,687,140.00        5.6280%        331,522.69           --          331,522.69
Class B-1         4,201,351.53        7.3400%         25,698.27           --           25,698.27
Class B-2         2,100,675.38        9.5100%         16,647.85           --           16,647.85
Class B-3         4,201,351.54        6.2420%         21,854.03           --           21,854.03
                --------------        ------         ----------        --------       ----------
                203,765,544.32        5.6284%        955,734.70           --          955,734.70


CALCULATION OF PRINCIPAL DUE


                  Base              Base                               Total
                Principal         Principal          Overdue          Principal
 Class         Amount Pct.         Amount           Principal            Due
 ------       ------------       ------------      ----------      ------------
Class A          94.845%         6,547,914.64            --        6,547,914.64
Class B-1         2.062%           142,345.97            --          142,345.97
Class B-2         1.031%            71,172.97            --           71,172.97
Class B-3         2.062%           142,345.97            --          142,345.97
                                 ------------      ----------      ------------
                                 6,903,779.56            --        6,903,779.56


CALCULATION OF SERVICER FEE
      ADCPB as of the prior Calculation Date          211,844,074.32
      Servicer Fee Rate                                        0.500%
      One-twelfth                                               1/12
                                                     ---------------
      Servicer Fee due current period                      88,268.36
      Prior Servicer Fee arrearage                              --
                                                     ---------------
      Servicer Fee due                                     88,268.36

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1998-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - FEE CALCULATION
COLLECTION PERIOD ENDED SEPTEMBER 1, 1999


CALCULATION OF PREMIUM AMOUNT
      Class A Principal Amount as of the immediately preceding Collection Period            193,262,165.88
      Premium Rate                                                                                   0.140%
      One-twelfth                                                                                     1/12
                                                                                            --------------
      Premium Amount due Current Period                                                          22,547.25
      Prior Premium Amount arrearage                                                                  --
                                                                                            --------------
      Total Premium Amount due                                                                   22,547.25

INDENTURE TRUSTEE FEE (PER PAYMENT DATE)
      Indenture Trustee Fee (per Payment Date)                                                      416.67
      Prior Indenture Trustee Fee arrearage                                                           --
                                                                                            --------------
      Total Indenture Trustee Fee due                                                               416.67

INDENTURE TRUSTEE EXPENSES
      Indenture Trustee Expenses due                                                                  --
      Prior Indenture Trustee Expenses arrearage                                                      --
                                                                                            --------------
      Total Indenture Trustee Expenses due                                                            --

OTHER AMOUNTS DUE SERVICER UNDER SERVICING AGREEMENT
      Other Amounts Due Servicer under Servicing Agreement - current period                           --
      Prior Other Amounts Due Servicer under Servicing Agreement - arrearage                          --
                                                                                            --------------
      Total Other Amounts Due Servicer under Servicing Agreement                                      --

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1998-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - TESTS
COLLECTION PERIOD ENDED SEPTEMBER 1, 1999


RESTRICTING EVENT DETERMINATION:
                                                                                                          Yes/No
                                                                                                          ------
     A) Event of Servicer Termination (Yes/No)                                                              No
     B) Note Insuer has Made a Payment (Yes/No)                                                             No
     C) Gross Charge Off Event has Occurred (Yes/No)                                                        No
     D) Delinquency Trigger Event has Occurred (Yes/No)                                                     No


EVENTS OF DEFAULT: SECTION 8.01 OF INDENTURE

                                                                                                          Yes/No
                                                                                                          ------
A) Failure to distribute to the Noteholders all or part of any payment of
Interest required to be made under the terms of such Notes or the Indenture when
due; and,                                                                                                   No
B) Failure to distribute to the Noteholders (x) on any Payment Date, an amount equal to the principal due on the Outstanding Notes as of such Payment Date to the extent that sufficient Available Funds are on deposit in the Collection
Account of (y) on the Class A-1 Maturity Date, the Class A-2 Maturity Date, the
Class A-3 Maturity Date, the Class A-4 Maturity Date, the Class B-1 Maturity
Date, the Class B-2 Maturity Date, or the Class B-3 Maturity Date, as the case may be, on any remaining principal owed on the outstanding Class A-1 Notes,
Class A-2 Notes, Class A-3 Notes, Class A-4 Notes, Class B-1 Notes, Class B-2
Notes, or Class B-3 Notes, as the case may be.                                                              No

EVENTS OF SERVICER TERMINATION: SECTION 6.01 OF SERVICING AGREEMENT


Section                      Event                                                                        Yes/No
-------                      -----                                                                        ------
6.01(i)     Failure to make payment required                                                                No
6.01(ii)    Failure to submit Monthly Statement                                                             No
6.01(iii)   Failure to Observe Covenants in Servicing Agreement                                             No
6.01(iv)    Servicer consents to appointment of custodian, receiver, etc.                                   No
6.01(v)     Servicer files a voluntary petition for bankruptcy                                              No
6.01(vi)    Petition under bankruptcy laws against Servicer is not stayed,
            withdrawn or dismissed within 60 days                                                           No
6.01(vii)   Assignment by Servicer to a delegate its rights under Servicing
            Agreement                                                                                       No
6.01(viii)  Servicer Trigger Event as contained in the Insurance Agreement has
            occurred.                                                                                       No

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1998-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - TRIGGER ACCOUNT CALCULATIONS
COLLECTION PERIOD ENDED SEPTEMBER 1, 1999

Gross Charge Event Calculation:

                                                                       Result
                                                                       ------
    Gross Charge Off Ratio Current Period                               1.90%
    Gross Charge Off Ratio Prior Period                                 1.99%
    Gross Charge Off Ratio Second Prior Period                          0.36%
                                                                        ----
    Average of Gross Charge Off Ratio for Three Periods                 1.41%
    Maximum Allowed                                                     2.50%


    Gross Charge Off Ratio:


                            ADCPB of                                                            Gross Charge Off Ratio
                         All Defaulted         Less                          End of Month           Charge Offs/
                           Contracts        Recoveries       Charge Offs         ADCPB                  ADCPB
                         -------------      ----------       -----------    ---------------     ----------------------
Current Period             373,481.97        49,575.43       323,906.54      204,940,294.76             1.90%
Prior Period               593,904.81       242,646.73       351,258.08      211,844,074.32             1.99%
Second Prior Period        155,220.16        89,853.47        65,366.69      218,697,835.91             0.36%

Delinquency Event Calculation:

                                                Results
                                                -------
Delinquency Trigger Ratio Current Period          3.68%
Delinquency Trigger Ratio Prior Period            3.50%
Delinquency Trigger Ratio Second Prior Period     3.47%
                                                ------
Average of Delinquency Trigger Ratios             3.55%
Maximum Allowed                                   7.50%


    Delinquency Trigger Ratio:

                                   A                    B                    A/B
                                   -                    -                    ---
                                ADCPB of             ADCPB of
                           Contract > 30 Days      All Contracts      Delinquency Trigger
                                Past Due          As of Month-End            Ratio:
                           ------------------   -----------------     -------------------
Current Period                7,647,341.34        207,574,497.21             3.68%
Prior Period                  7,505,281.28        214,657,605.46             3.50%
Second Prior Period           7,694,040.38        221,907,231.87             3.47%


                                   ADCPB      Delinquency Ratio
                                -----------   -----------------
Current                         199,927,156           96.32%
31-60 Days Past Due               4,152,718            2.00%
61-90 Days Past Due               1,409,409            0.68%
91+ Days Past Due                 2,085,215            1.00%
                                -----------          ------
TOTAL                           207,574,497          100.00%


Substitution Limits


ADCPB as of Cut-Off Date                            269,284,343.00
Maximum Substitution (10% of Initial)                26,928,434.30

Prior month Cumulative ADCPB Substituted                846,911.25
Current month ADCPB Substituted                         834,853.17
                                                ------------------
Cumulative ADCPB Substituted                          1,681,764.42

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PAYMENT SUMMARY
COLLECTION PERIOD ENDED SEPTEMBER 1, 1999



Available Amount to Note Holders:                                                                    8,546,315.12

Disbursements from Collection Account: Section 3.04(b) of the Indenture

(i)     Initial Unpaid Amounts inadvertently deposited in Collection Account                                --
(ii)    Indemnity Payments paid inadvertently deposited in Collection Account                               --
(iii)   Aggregate of:
          (a) Unreimbursed Servicer Advances                                                            24,263.73
          (b) Servicer Fees from current and prior Collection Period                                   105,882.27
          (c) Servicing Charges inadvertently deposited in Collection Account                                 -
(iv)    Premium Amount due on Payment Date and unpaid Premium Amounts                                   27,155.48
(v)     Indenture Trustee Fee due on Payment Date and unpaid Indenture Trustee Fees                        416.67
(vi)    Reimbursable Trustee Expenses pre 7.07(a)(ii)                                                       --
(vii)   Class A-1 through A-4 Note Interest on a pari passu basis:
          Class A-1 Note Interest                                                                      179,286.96
          Class A-2 Note Interest                                                                      260,047.14
          Class A-3 Note Interest                                                                      221,916.32
          Class A-4 Note Interest                                                                      401,672.54

(viii)  Class B-1 Note Interest                                                                         27,872.32
(ix)    Class B-2 Note Interest                                                                         21,062.37
(x)     Class B-3 Note Interest                                                                         16,677.01
(xi)    Class A Base Principal Distribution Amount plus Class A Overdue Principal
          Class A-1 Principal Distribution Amount                                                    6,939,488.13
          Class A-2 Principal Distribution Amount                                                           --
          Class A-3 Principal Distribution Amount                                                           --
          Class A-4 Principal Distribution Amount                                                           --
(xii)   Note Insuer Reimbursement Amount                                                                    --
(xiii)  Class B-1 Base Principal Distribution Amount plus Class B-1 Overdue Principal                  150,858.45
(xiv)   Class B-2 Base Principal Distribution Amount plus Class B-2 Overdue Principal                   75,429.23
(xv)    Class B-3 Base Principal Distribution Amount plus Class B-3 Overdue Principal                   94,286.53
(xvi)   Excess Indenture Trustee Expenses over those permitted by Section 7.07(a)(ii)                       --
(xvii)  Other Amounts Due Servicer under Servicing Agreement                                                --
(xviii) Remaining Amount to Residual Holder                                                                 --

        Reviewed By:



        ----------------------------------------------------
        E. Roger Gebhart
        Senior Vice President

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - NOTE BALANCE ROLLFORWARD
COLLECTION PERIOD ENDED SEPTEMBER 1, 1999



                     Initial          Beginning          Base          Additional         Total            Ending        Ending
                    Principal         Principal        Principal       Principal        Principal        Principal     Certificate
  Class              Balance           Balance       Distribution    Distribution     Distribution        Balance        Factor
  -----          --------------   --------------    ------------     ------------     ------------   --------------    -----------
Class A-1         70,688,994.00    43,314,747.54    6,939,488.13             --       6,939,488.13    36,375,259.41      0.5145817
Class A-2         57,258,085.00    57,258,085.00            --               --               --      57,258,085.00      1.0000000
Class A-3         48,068,516.00    48,068,516.00            --               --               --      48,068,516.00      1.0000000
Class A-4         84,119,903.00    84,119,903.00            --               --               --      84,119,903.00      1.0000000
                 --------------   --------------    ------------     ------------     ------------   --------------     ----------
  Total Class A  260,135,498.00   232,761,251.54    6,939,488.13             --       6,939,488.13   225,821,763.41      0.8680928
Class B-1          5,655,120.00     5,060,027.64      150,858.45             --         150,858.45     4,909,169.18      0.8680928
Class B-2          2,827,560.00     2,530,013.82       75,429.23             --          75,429.23     2,454,584.59      0.8680928
Class B-3          3,534,450.00     3,162,517.27       94,286.53             --          94,286.53     3,068,230.74      0.8680928
                 --------------   --------------    ------------     ------------     ------------   --------------
  Total          272,152,628.00   243,513,810.27    7,260,062.33             --       7,260,062.33   236,253,747.93

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED SEPTEMBER 1, 1999


AVAILABLE FUNDS
     Collection Account balance, as of August 31, 1999                                          1,880,901.43
     Investment earnings on amounts in Collection Account                                           8,431.67
     Payments due Collection Account from last 3 business days of Collection Period             2,276,650.46
     Additional contribution for terminated trade-ups and rebooked leases                               --
     Servicer Advance on current Determination Date                                             4,380,331.56
                                                                                                ------------
     Available Funds on Payment Date                                                            8,546,315.12
INITIAL UNPAID AMOUNTS INADVERTENTLY DEPOSITED IN COLLECTION ACCOUNT                                    --
                                                                                                ------------
 REMAINING AVAILABLE FUNDS                                                                      8,546,315.12
INDEMNITY PAYMENTS PAID INADVERTENTLY DEPOSITED IN COLLECTION ACCOUNT                                   --
                                                                                                ------------
 REMAINING AVAILABLE FUNDS                                                                      8,546,315.12
UNREIMBURSED SERVICER ADVANCES
     Unreimbursed Servicer Advances due                                                            24,263.73
     Unreimbursed Servicer Advances paid                                                           24,263.73
                                                                                                ------------
     Unreimbursed Servicer Advances remaining unpaid                                                    --
                                                                                                ------------
 REMAINING AVAILABLE FUNDS                                                                      8,522,051.39
SERVICER FEES
     Servicer Fees due                                                                            105,882.27
     Servicer Fees paid                                                                           105,882.27
                                                                                                ------------
     Servicer Fees remaining unpaid                                                                     --
                                                                                                ------------
 REMAINING AVAILABLE FUNDS                                                                      8,416,169.12
SERVICER CHARGES INADVERTENTLY DEPOSITED IN COLLECTION ACCOUNT                                          --
                                                                                                ------------
 REMAINING AVAILABLE FUNDS                                                                      8,416,169.12
PREMIUM AMOUNT
     Premium Amount due                                                                            27,155.48
     Premium Amount paid                                                                           27,155.48
                                                                                                ------------
     Premium Amount remaining unpaid                                                                    --
                                                                                                ------------
 REMAINING AVAILABLE FUNDS                                                                      8,389,013.64

INDENTURE TRUSTEE FEE DUE ON PAYMENT DATE AND UNPAID INDENTURE TRUSTEE FEES
     Indenture Trustee Fee due                                                                        416.67
     Indenture Trustee Fee paid                                                                       416.67
                                                                                                ------------
     Indenture Trustee Fee remaining unpaid                                                             --
                                                                                                ------------
 REMAINING AVAILABLE FUNDS                                                                      8,388,596.97

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED SEPTEMBER 1, 1999


REIMBURSABLE TRUSTEE EXPENSES PER 7.07(a)(ii)
     Total Indenture Trustee Expenses due                                                    --
     Cap on Indenture Trustee Expenses per 7.07 (a)(ii)                                 75,000.00
                                                                                   --------------
     Total Indenture Trustee Expenses paid                                                   --
                                                                                   --------------
      Indenture Trustee Expenses unpaid                                                      --

 REMAINING AVAILABLE FUNDS                                                           8,388,596.97
CLASS A-1 THROUGH A-4 NOTE INTEREST ON A PARI PASSU BASIS:
     Class A-1 Note Interest                                                           179,286.96
     Class A-2 Note Interest                                                           260,047.14
     Class A-3 Note Interest                                                           221,916.32
     Class A-4 Note Interest                                                           401,672.54
                                                                                   --------------
      Total Class A Interest due                                                     1,062,922.95
                                                                                   --------------
 REMAINING AVAILABLE FUNDS                                                           7,325,674.03
CLASS B-1 NOTE INTEREST
     Class B-1 Note Interest due                                                        27,872.32
     Class B-1 Note Interest paid                                                       27,872.32
                                                                                   --------------
      Class B-1 Note Interest remaining unpaid                                               --
                                                                                   --------------
 REMAINING AVAILABLE FUNDS                                                           7,297,801.71
CLASS B-2 NOTE INTEREST
     Class B-2 Note Interest due                                                        21,062.37
     Class B-2 Note Interest paid                                                       21,062.37
                                                                                   --------------
      Class B-2 Note Interest remaining unpaid                                               --
                                                                                   --------------
 REMAINING AVAILABLE FUNDS                                                           7,276,739.34
CLASS B-3 NOTE INTEREST
     Class B-3 Note Interest due                                                        16,677.01
     Class B-3 Note Interest paid                                                       16,677.01
                                                                                   --------------
      Class B-3 Note Interest remaining unpaid                                               --
                                                                                   --------------
 REMAINING AVAILABLE FUNDS                                                           7,260,062.33
CLASS A BASE PRINCIPAL DISTRIBUTION
     Class A Base Principal Distribution Amount due                                  6,939,488.13
     Class A Note Principal Balance as of preceding Payment Date                   232,761,251.54
                                                                                   --------------
     Class A Base Principal Distribution Amount paid                                 6,939,488.13
                                                                                   --------------
      Class A Base Principal Distribution Amount remaining unpaid                            --

     Class A-1 Note Principal Balance as of preceding Payment Date                  43,314,747.54
     Class A-1 Base Principal Distribution Amount paid                               6,939,488.13
                                                                                   --------------
      Class A-1 Note Principal Balance after distribution on Payment Date           36,375,259.41
                                                                                   --------------

     Remaining Class A Base Principal Distribution Amount                                    --
                                                                                   --------------

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED SEPTEMBER 1, 1999


     Class A-2 Note Principal Balance as of preceding Payment Date                   57,258,085.00
     Class A-2 Base Principal Distribution Amount paid                                        --
                                                                                   ---------------
      Class A-2 Note Principal Balance after distribution on Payment Date            57,258,085.00

     Remaining Class A Base Principal Distribution Amount                                     --
                                                                                   ---------------

     Class A-3 Note Principal Balance as of preceding Payment Date                   48,068,516.00
     Class A-3 Base Principal Distribution Amount paid                                        --
                                                                                   ---------------
      Class A-3 Note Principal Balance after distribution on Payment Date            48,068,516.00

     Remaining Class A Base Principal Distribution Amount                                     --
                                                                                   ---------------

     Class A-4 Note Principal Balance as of preceding Payment Date                   84,119,903.00
     Class A-4 Base Principal Distribution Amount paid                                        --
                                                                                   ---------------
      Class A-4 Note Principal Balance after distribution on Payment Date            84,119,903.00

 REMAINING AVAILABLE FUNDS                                                              320,574.21

NOTE INSURER REIMBURSEMENT AMOUNT
     Note Insuer Reimbursement Amount due                                                     --
     Note Insuer Reimbursement Amount paid                                                    --
                                                                                   ---------------
     Note Insuer Reimbursement Amount remaining unpaid                                        --
 REMAINING AVAILABLE FUNDS                                                              320,574.21

CLASS B-1 BASE PRINCIPAL DISTRIBUTION
     Class B-1 Note Principal Balance as of preceding Payment Date                    5,060,027.64
     Class B-1 Base Principal Distribution due                                          150,858.45
     Class B-1 Base Principal Distribution paid                                         150,858.45
                                                                                   ---------------
      Class B-1 Base Principal Distribution remaining unpaid                                  --
      Class B-1 Note Principal Balance after distribution on Payment Date             4,909,169.18

 REMAINING AVAILABLE FUNDS                                                              169,715.76

CLASS B-2 BASE PRINCIPAL DISTRIBUTION
     Class B-2 Note Principal Balance as of preceding Payment Date                    2,530,013.82
     Class B-2 Base Principal Distribution due                                           75,429.23
     Class B-2 Base Principal Distribution paid                                          75,429.23
                                                                                   ---------------
      Class B-2 Base Principal Distribution remaining unpaid                                  --
      Class B-2 Note Principal Balance after distribution on Payment Date             2,454,584.59
 REMAINING AVAILABLE FUNDS                                                               94,286.53

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED SEPTEMBER 1, 1999


CLASS B-3 BASE PRINCIPAL DISTRIBUTION
     Class B-3 Note Principal Balance as of preceding Payment Date                    3,162,517.27
     Class B-3 Base Principal Distribution due                                           94,286.53
     Class B-3 Base Principal Distribution paid                                          94,286.53
                                                                                      ------------
      Class B-3 Base Principal Distribution remaining unpaid                                  0.00
      Class B-3 Note Principal Balance after distribution on Payment Date             3,068,230.74
 REMAINING AVAILABLE FUNDS                                                                     --
INDENTURE TRUSTEE EXPENSES IN EXCESS OF SECTION 7.07(a)(ii)
     Indenture Trustee Expenses unpaid per above                                               --
     Remaining Indenture Trustee Expenses paid                                                 --
                                                                                      ------------
      Remaining Indenture Trustee Expenses unpaid                                              --
 REMAINING AVAILABLE FUNDS                                                                     --
OTHER AMOUNTS DUE SERVICER UNDER SERVICING AGREEMENT
     Other Amounts Due Servicer under Servicing Agreement due                                  --
     Other Amounts Due Servicer under Servicing Agreement paid                                 --
                                                                                      ------------
     Other Amounts Due Servicer under Servicing Agreement remaining unpaid                     --
 REMAINING AVAILABLE FUNDS                                                                     --
AMOUNT PAYABLE TO RESIDUAL HOLDER                                                              --

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - FEE CALCULATION
COLLECTION PERIOD ENDED SEPTEMBER 1, 1999

CALCULATION OF BASE PRINCIPAL AMOUNT
      ADCPB, beginning of Collection Period                                        254,117,448.35
      ADCPB, end of Collection Period                                              246,857,386.02
                                                                                   --------------
       Base Principal Amount                                                         7,260,062.33

UNREIMBURSED SERVICING ADVANCES
      Unreimbursed Servicing Advances from previous Collection Period                5,964,806.32
      Servicing Advances collected during the current Collection Period              5,940,542.59
                                                                                   --------------
       Unreimbursed Servicing Advances as of current Determination Date                 24,263.73

CALCULATION OF INTEREST DUE


                Beginning                            Current                            Total
                Principal          Interest          Interest          Overdue        Interest
  Class          Balance             Rate               Due            Interest          Due
  -----        --------------      --------      ------------         ---------      -------------
Class A-1       43,314,747.54       4.9670%        179,286.96              --          179,286.96
Class A-2       57,258,085.00       5.4500%        260,047.14              --          260,047.14
Class A-3       48,068,516.00       5.5400%        221,916.32              --          221,916.32
Class A-4       84,119,903.00       5.7300%        401,672.54              --          401,672.54
Class B-1        5,060,027.64       6.6100%         27,872.32              --           27,872.32
Class B-2        2,530,013.82       9.9900%         21,062.37              --           21,062.37
Class B-3        3,162,517.27       6.3280%         16,677.01              --           16,677.01
               --------------       ------       ------------         ---------      ------------
               243,513,810.27       5.5613%      1,128,534.64              --        1,128,534.64


CALCULATION OF PRINCIPAL DUE


                   Base              Base                             Total
                Principal         Principal          Overdue       Principal
  Class        Amount Pct.         Amount           Principal         Due
  -----        -----------       ------------       ---------     ------------
Class A           95.584%        6,939,488.13          --         6,939,488.13
Class B-1          2.078%          150,858.45          --           150,858.45
Class B-2          1.039%           75,429.23          --            75,429.23
Class B-3          1.299%           94,286.53          0.00          94,286.53
                                 ------------       ---------     ------------
                                 7,260,062.33          0.00       7,260,062.34


CALCULATION OF SERVICER FEE
      ADCPB as of the prior Calculation Date     254,117,448.35
      Servicer Fee Rate                                   0.500%
      One-twelfth                                          1/12
                                                ---------------
      Servicer Fee due current period                105,882.27
      Prior Servicer Fee arrearage                           --
                                                ---------------
      Servicer Fee due                               105,882.27

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - FEE CALCULATION
COLLECTION PERIOD ENDED SEPTEMBER 1, 1999


CALCULATION OF PREMIUM AMOUNT
      Class A Principal Amount as of the immediately preceding Collection Period         232,761,251.54
      Premium Rate                                                                                0.140%
      One-twelfth                                                                                  1/12
                                                                                        ---------------
      Premium Amount due Current Period                                                       27,155.48
      Prior Premium Amount arrearage                                                               --
                                                                                        ---------------
      Total Premium Amount due                                                                27,155.48

INDENTURE TRUSTEE FEE (PER PAYMENT DATE)
      Indenture Trustee Fee (per Payment Date)                                                   416.67
      Prior Indenture Trustee Fee arrearage                                                        --
                                                                                        ---------------
      Total Indenture Trustee Fee due                                                            416.67

INDENTURE TRUSTEE EXPENSES
      Indenture Trustee Expenses due                                                               --
      Prior Indenture Trustee Expenses arrearage                                                   --
                                                                                        ---------------
      Total Indenture Trustee Expenses due                                                         --

OTHER AMOUNTS DUE SERVICER UNDER SERVICING AGREEMENT
      Other Amounts Due Servicer under Servicing Agreement - current period                        --
      Prior Other Amounts Due Servicer under Servicing Agreement - arrearage                       --
                                                                                        ---------------
      Total Other Amounts Due Servicer under Servicing Agreement                                   --

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - TESTS
COLLECTION PERIOD ENDED SEPTEMBER 1, 1999


RESTRICTING EVENT DETERMINATION:
                                                                                                                Yes/No
                                                                                                                ------
    A) Event of Servicer Termination (Yes/No)                                                                     No
    B) Note Insuer has Made a Payment (Yes/No)                                                                    No
    C) Gross Charge Off Event has Occurred (Yes/No)                                                               No
    D) Delinquency Trigger Event has Occurred (Yes/No)                                                            No


EVENTS OF DEFAULT: SECTION 8.01 OF INDENTURE

                                                                                                                Yes/No
                                                                                                                ------

    A) Failure to distribute to the Noteholders all or part of any payment of
    Interest required to be made under the terms of such Notes or the Indenture
    when due; and,                                                                                                No

    B) Failure to distribute to the Noteholders (x) on any Payment Date, an amount equal to the principal due on the Outstanding Notes as of such
    Payment Date to the extent that sufficient Available Funds are on deposit in the Collection Account of (y) on the Class A-1 Maturity Date, the Class A-2
    Maturity Date, the Class A-3 Maturity Date, the Class A-4 Maturity Date, the
    Class B-1 Maturity Date, the Class B-2 Maturity Date, or the Class B-3
    Maturity Date, as the case may be, on any remaining principal owed on the outstanding Class A-1 Notes, Class A-2 Notes, Class A-3 Notes, Class A-4
    Notes, Class B-1 Notes, Class B-2 Notes, or Class B-3 Notes, as the case may
    be.                                                                                                           No


EVENTS OF SERVICER TERMINATION: SECTION 6.01 OF SERVICING AGREEMENT


Section                 Event                                                                                   Yes/No
-------                 -----                                                                                   ------
6.01(i)     Failure to make payment required                                                                       No
6.01(ii)    Failure to submit Monthly Statement                                                                    No
6.01(iii)   Failure to Observe Covenants in Servicing Agreement                                                    No
6.01(iv)    Servicer consents to appointment of custodian, receiver, etc.                                          No
6.01(v)     Servicer files a voluntary petition for bankruptcy                                                     No
6.01(vi)    Petition under bankruptcy laws against Servicer is not stayed, withdrawn or dismissed within 60 days   No
6.01(vii)   Assignment by Servicer to a delegate its rights under Servicing Agreement                              No
6.01(viii)  Servicer Trigger Event as contained in the Insurance Agreement has occurred.                           No

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - TRIGGER ACCOUNT CALCULATIONS
COLLECTION PERIOD ENDED SEPTEMBER 1, 1999


Gross Charge Event Calculation:

                                                                                                      Result
                                                                                                      ------
    Gross Charge Off Ratio Current Period                                                              2.95%
    Gross Charge Off Ratio Prior Period                                                                0.46%
    Gross Charge Off Ratio Second Prior Period                                                         0.01%
                                                                                                       ----
      Average of Gross Charge Off Ratio for Three Periods                                              1.14%
    Maximum Allowed                                                                                    2.50%


    Gross Charge Off Ratio:

                            ADCPB of                                                            Gross Charge Off Ratio
                         All Defaulted         Less                            End of Month           Charge Offs/
                           Contracts        Recoveries      Charge Offs          ADCPB                   ADCPB
                         -------------     -----------      -----------        --------------   ----------------------
Current Period            660,126.79        54,261.42       605,865.37         246,857,386.02             2.95%
Prior Period              206,431.10       110,032.24        96,398.86         254,117,448.35             0.46%
Second Prior Period        10,330.45         9,066.45         1,264.00         261,668,567.99             0.01%


Delinquency Event Calculation:

                                                                                 Results
                                                                                 -------
    Delinquency Trigger Ratio Current Period                                      3.97%
    Delinquency Trigger Ratio Prior Period                                        3.50%
    Delinquency Trigger Ratio Second Prior Period                                 3.08%
                                                                                  ----
    Average of Delinquency Trigger Ratios                                         3.51%
    Maximum Allowed                                                               7.50%





    Delinquency Trigger Ratio:

                               A                   B                     A/B
                               -                   -                     ---
                           ADCPB of            ADCPB of
                        Contract > 30 Days   All Contracts         Delinquency Trigger
                           Past Due         As of Month-End              Ratio:
                        ------------------  ---------------        -------------------
    Current Period        10,004,662.57     252,197,207.71              3.97%
    Prior Period           9,041,435.17     258,373,369.89              3.50%
    Second Prior Period    8,192,375.88     266,200,965.67              3.08%


                               ADCPB           Delinquency Ratio
                            -----------        -----------------
    Current                 242,192,545             96.03%
    31-60 Days Past Due       4,707,254              1.87%
    61-90 Days Past Due       1,484,365              0.59%
    91+ Days Past Due         3,813,043              1.51%
                              ---------              -----
    TOTAL                   252,197,208            100.00%


Substitution Limits

ADCPB as of Cut-Off Date                        226,204,781.43
Maximum Substitution (10% of Initial)            22,620,478.14

Prior month Cumulative ADCPB Substituted             47,010.85
Current month ADCPB Substituted                     847,467.07
                                                --------------
Cumulative ADCPB Substituted                        894,477.92